UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2016

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On March 10, 2016, Horizon Bancorp (“Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LaPorte Bancorp, Inc., a Maryland corporation (“LaPorte Bancorp”). Pursuant to the Merger Agreement, LaPorte Bancorp will merge with and into Horizon, with Horizon as the surviving corporation (the “Merger”). Immediately following the Merger, The LaPorte Savings Bank, an Indiana chartered savings bank and wholly-owned subsidiary of LaPorte Bancorp (“LPS Bank”), will merge with and into Horizon Bank, National Association, the wholly-owned national bank subsidiary of Horizon (“Horizon Bank”), with Horizon Bank as the surviving bank. The Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The boards of directors of each of Horizon and LaPorte Bancorp have approved the Merger and the Merger Agreement. Subject to the approval of the Merger by LaPorte Bancorp’s shareholders, regulatory approvals, and other customary closing conditions, the parties anticipate completing the Merger during the third quarter of 2016.
Upon completion of the Merger, each LaPorte Bancorp shareholder will have the right to receive, at their election, $17.50 per share in cash or 0.629 shares of Horizon common stock, or a combination of both, for each share of LaPorte Bancorp’s common stock, subject to allocation provisions. The Merger Agreement provides that, in the aggregate, 65% of the outstanding shares of LaPorte Bancorp will be converted into the right to receive shares of Horizon common stock and the remaining 35% of the outstanding shares of LaPorte Bancorp will be converted into the right to receive cash. Based on Horizon’s March 9, 2016 closing price of $24.21 per share as reported on the NASDAQ Global Select Market, the transaction value is estimated at $94.1 million.
All of the members of the board of directors and the executive officers of LaPorte Bancorp and LPS Bank, in their capacity as shareholders, have entered into a voting agreement pursuant to which they have agreed to vote their shares of LaPorte Bancorp common stock in favor of the approval and adoption of the Merger Agreement and the Merger. A copy of the voting agreement is attached to the Merger Agreement and is also included with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein. In addition, pursuant to the Merger Agreement and subject to certain terms and conditions, the board of directors of LaPorte Bancorp has agreed to recommend the approval and adoption of the Merger Agreement and the Merger to the LaPorte Bancorp shareholders and will solicit proxies voting in favor of the Merger Agreement and Merger from LaPorte Bancorp’s shareholders.
The Merger Agreement contains representations, warranties, and covenants of LaPorte Bancorp and Horizon including, among others, covenants requiring (i) LaPorte Bancorp to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the effective time of the Merger or the earlier termination of the Merger Agreement, and (ii) LaPorte Bancorp not to engage in certain kinds of transactions during such period. In addition, LaPorte Bancorp has agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combinations.

The Merger Agreement also provides for certain termination rights for both Horizon and LaPorte Bancorp, and further provides that upon termination of the Merger Agreement under certain circumstances, LaPorte Bancorp will be obligated to pay Horizon a termination fee of $3,764,000. Also, LaPorte Bancorp may terminate the Merger Agreement if, during the five-day period following the receipt of all approvals and consents necessary for consummation of the Merger, both (i) the average daily closing sales prices of a share of Horizon common stock during the 15 consecutive trading days (counting only days on which shares actually traded on the NASDAQ Global Select Market) before the date of receipt of the approvals and consents is less than $20.58, and (ii) Horizon’s share price declines by an amount that is at least 15% greater than the corresponding price decline in the SNL Small Cap U.S. Bank and Thrift Index.
As referenced above, the consummation of the Merger is subject to various conditions, including (i) receipt of the requisite approval of the Merger Agreement and Merger by the shareholders of LaPorte Bancorp, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing of the Merger, (iv) the effectiveness of the registration statement to be filed by Horizon with the Securities and Exchange Commission (“SEC”) with respect to the Horizon common stock to be issued in the Merger, and (v) LaPorte Bancorp’s consolidated shareholders’ equity as of the end of the month prior to the effective time of the Merger, after certain adjustments, must not be less than $84.4 million. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party and compliance of the other party with its covenants.
Michele M. Thompson, LaPorte Bancorp’s President and Chief Financial Officer, will be appointed to the boards of directors of Horizon and Horizon Bank effective as of the closing of the Merger.
The foregoing description of the Merger Agreement and the Voting Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, and incorporated by reference.
Cautionary Statement Regarding Representations and Warranties
The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 8.01 Other Events
In connection with the execution of the Merger Agreement discussed in Item 1.01 above, Horizon and LaPorte Bancorp issued a joint press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In addition, Horizon intends to provide supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the slides that will be made available in connection with the presentations is attached hereto as Exhibit 99.2.

Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon and LaPorte Bancorp. For these statements, Horizon and LaPorte Bancorp claim the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about Horizon and LaPorte Bancorp, including the information in the filings each makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. In addition to factors previously disclosed in Horizon’s and LaPorte Bancorp’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by LaPorte Bancorp’s shareholders; delay in closing the Merger; difficulties and delays in integrating Horizon’s and LaPorte Bancorp’s businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Important Additional Information for Shareholders and Where to Find It
In connection with the proposed Merger, Horizon will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of LaPorte Bancorp and a Prospectus of Horizon (the “Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents Horizon and LaPorte Bancorp have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain copies of these documents, free of charge, from Horizon at www.horizonbank.com under the tab “About Us – Investor Relations – Documents – SEC Filings” and from LaPorte Bancorp at www.laportesavingsbank.com under the tab “About Us – Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from Horizon upon written request to Horizon Bancorp, Attn: Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, or by calling (219) 874-9272, or from LaPorte Bancorp upon written request to LaPorte Bancorp, Inc., Attn: Michele Thompson, 710 Indiana Avenue, La Porte, Indiana 46350 or by calling (219) 362-7511. The information available through Horizon’s and LaPorte Bancorp’s websites is not and shall not be deemed part of this Current Report on Form 8-K or incorporated by reference into other filings Horizon or LaPorte Bancorp makes with the SEC.
Horizon and LaPorte Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LaPorte Bancorp in connection with the proposed Merger. Information about the directors and executive officers of Horizon is set forth in Horizon’s Annual Report on Form 10-K filed with the SEC on February 29, 2016, and in the proxy statement for Horizon’s 2015 annual meeting of shareholders, as filed with the SEC within a Registration Statement on Form S-4/A on May 22, 2015. Information about the directors and executive officers of LaPorte Bancorp is set forth in the proxy statement for LaPorte Bancorp’s 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 2, 2015. Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Horizon Bancorp and LaPorte Bancorp, Inc., dated March 10, 2016
10.1	Voting Agreement dated March 10, 2016
99.1	Joint Press Release issued on March 10, 2016
99.2	Investor Presentation, dated March 10, 2016
*	Horizon has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Horizon will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date: March 10, 2016	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
(d) Exhibits
Exhibit No.	Description
2.1*	Agreement and Plan of Merger by and among Horizon Bancorp and LaPorte Bancorp, Inc., dated March 10, 2016
10.1	Voting Agreement dated March 10, 2016
99.1	Joint Press Release issued on March 10, 2016
99.2	Investor Presentation, dated March 10, 2016
*	Horizon has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. Horizon will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.